UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

Institutional Large-Cap Growth Fund	December 31, 2014

Highlights

●	U.S. stocks powered ahead in 2014—the sixth consecutive year of gains—with major equities indexes closing near record levels.
●

The Institutional Large-Cap Growth Fund delivered positive returns for the most recent six months and full year but trailed the benchmark over both time frames as several key holdings lagged after strong earlier gains.

●	Strength in the U.S. dollar and mounting supply led to a dramatic decline in the price of oil and energy stocks.
●	Health care was a bright spot for the market and the fund, with shares in biotech companies leading the way for a third straight year.

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Growth Fund

Dear Investor

U.S. stocks powered ahead in 2014—the sixth consecutive year of gains—with the major equities indexes closing near record levels. After leading the market for the first half of the year, energy shares were stymied by sagging oil prices that put the commodity at its lowest level since May 2009. Results for non-U.S. stocks were wildly divergent, with Europe, Japan, and most emerging markets declining while Chinese equities were among the year’s top performers. The relentless strength of the U.S. dollar hurt results for investors in most foreign currencies.

The Institutional Large-Cap Growth Fund returned 5.21% during the past six months and 8.72% for the year, compared with 6.34% and 13.05%, respectively, for the benchmark Russell 1000 Growth Index. The Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds, delivered 5.88% and 10.34%, respectively, for the same periods.

Market Environment

Large- and mid-cap stocks fared best in 2014, while small-caps posted less impressive gains. Growth and value shares were reasonably well matched across market segments—although the utilities sector was the surprise outperformer over the year as investors sought out safety and yield. Despite solid domestic economic growth and declining unemployment, U.S. Treasury bond yields fell, reflecting concerns over growth and deflationary pressures in Europe.

The primary theme underpinning stock performance was the decoupling that developed throughout the global economy. The divergence among developed economies at least partly reflects different policy responses pursued by individual countries in the wake of the 2008 global financial crisis. The U.S. responded to the bursting of its credit bubble by aggressively easing monetary policy, applying fiscal stimulus to offset private sector deleveraging, and recapitalizing banks. The UK adopted a similar approach. The eurozone veered in a different direction, reflecting political constraints on monetary and fiscal policy tools, which slowed its own deleveraging process. China weathered the storm by investing heavily in real estate and manufacturing capacity, which worked temporarily but left the economy overleveraged and sluggish by recent standards. Japan was late to the game, finally expanding its asset purchase program in an effort to fight deflation and stimulate growth.

Against this backdrop, the U.S. and UK economies grew at a respectable pace in 2014, setting the stage for an eventual renormalization of monetary policies. U.S. growth over the second half was particularly impressive by recent standards, and consumer confidence returned to pre-financial crisis levels. By contrast, the eurozone has continued to stagnate, putting pressure on the European Central Bank to act more forcefully to combat deflation and spur growth. Japan continues to stagnate as aggressive monetary policy is offset by higher consumption taxes. Growth in emerging markets is uneven with notable weakness in natural resource dependent economies such as Russia and Brazil. China’s growth appears to have stabilized at a lower level as Premier Xi’s administration continues to address imbalances and corruption in China’s economy.

Strategy Review

Our investment philosophy, which favors select companies offering sustainable earnings and cash flow growth, drives your portfolio’s long-term results. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we have selected a suitable investment candidate, we look for opportunities to establish or increase positions at prices we believe will generate compelling returns. We focus on companies that are on the right side of major and lasting change. Those changes currently include the broadening appeal of e-commerce, the shift of advertising dollars from print and broadcast media to digital and social media, the emergence of software-as-a-service and cloud computing, the advent of a new age in domestic onshore energy production, and meeting clinical needs through medical research and development. We have benefited from the work of talented analysts who helped develop these themes and identified the companies that can thrive as they unfold.

Investment Review

Health care, our largest exposure on both an absolute and relative basis, was an especially bright area. Stock selection was strong across the board, with biotech stocks showing notable strength for the third straight year. In addition to our biotech holdings, we were rewarded by positions in Intuitive Surgical, Allergan, UnitedHealth Group, Humana, and McKesson. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Driven by robust research and development pipelines and unprecedented market uptake of new medicines, biotech fundamentals remain truly remarkable. The Food and Drug Administration approved more new drugs in 2014 than in any year since 1996. In their first year of commercial availability, Gilead Sciences’ Sovaldi and Harvoni put over 140,000 patients with chronic hepatitis C on the path to a cure while generating over $10 billion of revenue for Gilead shareholders. Adoption of numerous other drugs brought to market in the last few years, including Biogen Idec’s Tecfidera and Regeneron Pharmaceuticals’ Eylea, continues to ramp up. The potential to bring further new drugs to market in areas with large unmet clinical need continues to captivate investors. Vertex Pharmaceuticals is making progress in the treatment of cystic fibrosis. Regeneron Pharmaceuticals has new compounds addressing cardiovascular and inflammatory diseases, Celgene acquired the rights to develop a promising drug for Crohn’s disease, and Biogen Idec revealed exciting data from early-stage trials in Alzheimer’s disease. Several pharmaceutical companies are making dramatic progress in oncology by deploying the body’s own immune system against tumors in an approach coined immune-oncology.

We are mindful of the three-year run and investor enthusiasm toward biotech stocks. In acknowledgement of those concerns, we took some profits off the table in both Gilead and Biogen Idec during 2014. However, we believe that the fundamental health of the industry provides a growth outlook that justifies maintaining a commitment to the space. At year-end, biotech stocks made up approximately 11% of the fund.

Outside of health care, stock selection was poor. Several holdings in the consumer discretionary, energy, and information technology sectors lagged. The weakness in the consumer discretionary space can be attributed to Amazon.com, Priceline, and gaming stocks. Wynn Resorts, Las Vegas Sands, and MGM Resorts International all suffered from lower levels of play in Macau. We believe that play was depressed by China’s anticorruption campaign, a weaker environment for Chinese small and medium-sized businesses, lack of new room and table supply, and the recently implemented smoking ban. These pressures are likely to persist through the first half of 2015. Beyond that, we expect new resort openings, easier comparisons, and infrastructure improvements to return the market to growth. The market is very large and remains underpenetrated. During the second half of 2014, we eliminated our holdings in Las Vegas Sands in favor of Wynn Resorts and MGM. Wynn and MGM should benefit from the opening of their first properties in Cotai in 2016.

Shares of Amazon.com suffered as investors lost patience with management’s aggressive spending on a seemingly endless list of projects, including more distribution centers, the grocery rollout, streaming video content, new geographies, hardware devices, and Amazon Web Services. While we too have tired of the cost of these wide-ranging initiatives, particularly clear failures like the Fire phone, we believe that the market under-appreciates the growth and profit potential of Amazon’s core e-commerce and Web services businesses. Despite declining operating profit margins and slowing revenue growth, we are encouraged by rapid growth in gross profit dollars, which we expect to lead to higher net profits in the future. Sentiment toward Amazon’s prospects is the most negative we have seen it since we first established our position in Amazon in 2005. If Amazon can demonstrate an improvement in topline growth or operating margins, investors should be handsomely rewarded.

Priceline is another longstanding holding that performed poorly in the second half of 2014. Sentiment here is also much more negative than our read of the facts would warrant. The stock’s recent decline reflects worries over the health of the European economy where Priceline’s subsidiary Booking.com generates the majority of the company’s profits. Additionally, the decline in the euro means Booking.com’s euro-denominated profits will translate into fewer dollars for U.S.-based Priceline investors. As a result, earnings per share growth will be temporarily pressured. We acknowledge the foreign currency translation risk and the maturation of the online travel agent channel in Europe. However, we believe that the market has overestimated these headwinds and underestimated growth potential in the United States, Latin America, and Asia. We also expect Europe to continue to grow while Priceline develops future growth drivers based on the acquisitions of OpenTable, buuteeq, and Hotel Ninjas.

Energy was a major source of weakness, reflecting a collapse in commodities prices in the second half of the year. EQT, Range Resources, and Pioneer Natural Resources were all poor performers. We modestly added to our positions in EQT and Range Resources. Both companies are primarily exposed to natural gas, where we expect demand to increase in the second half of 2015, driven by the expansion of gas-fired power generation and liquid natural gas exports. We reduced our position in Pioneer in the fourth quarter but intend to maintain some exposure. All three companies have abundant reserves which can be accessed at comparatively low cost. As a result, we expect them to outperform the industry over the long term. In the near term, investors are solely focused on the unequivocally negative impact of excess supply and falling commodity prices.

Performance in technology was constrained by tepid returns from Google and robust returns from Apple and Microsoft, in which we were underweight or did not own. We appreciate the market’s concerns about Google’s exposure to slowing growth in its most profitable business, domestic desktop search advertising. However, the market under-appreciates the strength of Google’s position in mobility and the opportunities afforded by its portfolio of products, including maps, Google Play, and YouTube.

We eliminated our holding in Apple earlier in the year, which proved to be a costly mistake. Our concern at the time stemmed around Apple’s ability to grow beyond the iPhone 6 launch. Recently, we have grown more sanguine about the company’s prospects for several reasons. Competition from Samsung and other Android-based smartphone makers has lost steam, leaving less of a threat to the dominance of Apple devices. The company brought Apple Pay to the market ahead of competition, enhancing the benefits of its iOS platform while continuing to return capital to shareholders. Finally, we have become more optimistic on prospects for the iWatch, which will debut in the first half of 2015. We remain concerned that growing Apple’s massive profit pool is a tall order; however, the magnitude of our underweight had simply become too large for a well-managed, well-positioned company with excellent products.

Outlook

The U.S. economy appears capable of sustaining an annual growth rate in the vicinity of 3.00%, even with subpar performance abroad. The key drivers of U.S. growth include the easing of fiscal headwinds and labor market strength. At the same time, inflation remains contained, and the recent drop in energy costs amounts to a de facto tax cut that should boost the spending power of most consumers.

The Federal Reserve is on course to begin monetary tightening sometime this year, which we view as indicative of growing confidence in the economy. The Fed is likely to raise interest rates at a measured pace to assess the potential reverberations throughout the financial markets. Lower growth in the months ahead would warrant slower rate increases than in previous tightening cycles.

The outlook for U.S. corporate earnings is favorable, with anticipated growth in the high single-digit range. European earnings growth has lagged that of the U.S., but it seems to have stabilized, creating some opportunities for upside surprises. Growth will be harder to achieve in Japan, as the government remains indebted and has resorted to higher taxes, which have trimmed forecasts. Still, many Japanese companies have been adopting shareholder-friendly measures, with a focus on productivity that could boost earnings results.

Our base case assumes a modestly favorable environment for U.S. stocks in 2015—stable growth in the U.S. economy, low inflation, and modestly rising interest rates somewhat offset by the translation impact from a stronger dollar and weaker end markets abroad. We believe that commodities prices and inflation will remain contained, interest rates will stay low (even allowing for some monetary tightening by the Federal Reserve), and the earnings outlook for various sectors outside of energy will continue to be favorable. Price/earnings multiples are slightly above very long-term averages but still have some room to rise in light of low interest rates and inflation.

Regardless, we recognize that there is plenty of potential for things to go wrong. Rapid changes in commodity prices and currencies often create dislocations that sometimes result in localized crises. These crises can reverberate throughout global markets as occurred in 1997’s Asian currency crisis or 1998’s Russian debt default and Long-Term Capital meltdown. China still poses some risk, and it is possible that the eurozone’s struggle with weak growth and deflation will linger for longer than expected. If such a crisis were to develop, we believe it would create an opportunity for investors who have the ability to identify great growth companies and the fortitude to take advantage of uncertainty.

We appreciate your ongoing support.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

January 16, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with the associate portfolio manager and other committee members in developing and executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio – 12 months forward: P/E is a valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: ROE is a valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently the company and its management are using stockholder investments.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Growth Fund

Growth of $1 Million

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2014

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/14	Value 12/31/13
T. Rowe Price Reserve Investment Fund, 0.07%	¤	¤	$ 45	$ 63,964	$ 85,784
Totals			$ 45	$ 63,964	$ 85,784

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 63,964
Dividend income	45
Interest income	-
Investment income	$ 45
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2014
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $8,252,888)	$ 11,684,893
Receivable for shares sold	28,270
Receivable for investment securities sold	8,252
Dividends and interest receivable	2,335
Other assets	112
Total assets	11,723,862
Liabilities	
Payable for investment securities purchased	51,430
Payable for shares redeemed	13,332
Investment management fees payable	5,445
Due to affiliates	9
Other liabilities	267
Total liabilities	70,483
NET ASSETS	**$ 11,653,379**
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 78,212
Net unrealized gain	3,432,005
Paid-in capital applicable to 424,106,147 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	8,143,162
NET ASSETS	**$ 11,653,379**
NET ASSET VALUE PER SHARE	**$ 27.48**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

Year Ended 12/31/14
Investment Income (Loss)		
Income		
Dividend	$	67,032
Securities lending		1
Total income		67,033
Expenses		
Investment management		59,247
Shareholder servicing		19
Prospectus and shareholder reports		542
Custody and accounting		292
Registration		309
Legal and audit		41
Directors		49
Proxy and annual meeting		19
Miscellaneous		69
Total expenses		60,587
Net investment income		6,446
Realized and Unrealized Gain / Loss		
Net realized gain on securities		965,353
Change in net unrealized gain / loss on securities		(48,208)
Net realized and unrealized gain / loss		917,145
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**923,591**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2014

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $120,000 for the year ended December 31, 2014.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2014, totaled $(48,000) for the year ended December 31, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2014, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,466,581,000 and $5,347,592,000, respectively, for the year ended December 31, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital. Reclassifications between income and gain relate primarily to per share rounding of distributions. For the year ended December 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2014 and December 31, 2013, were characterized for tax purposes as follows:

At December 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended December 31, 2014, expenses incurred pursuant to these service agreements were $95,000 for Price Associates and $18,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Large-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2015

Tax Information (Unaudited) for the Tax Year Ended 12/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$135,591,000 from short-term capital gains,
●	$795,518,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $63,021,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $60,932,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [165]

President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present)

Anthony W. Deering (1945) 2001 [165]

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr. (1943) 1996 [165]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Bruce W. Duncan (1951) 2013 [165]

President, Chief Executive Officer, and Director, First Industrial Realty Trust, an owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director, Starwood Hotels & Resorts, a hotel and leisure company (1999 to present)

Robert J. Gerrard, Jr. (1952) 2012 [165]

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present); Chairman of Compensation Committee and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011)

Karen N. Horn (1943) 2003 [165]

Limited Partner and Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride (1956) 2013 [165]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [165]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2012 to present)

John G. Schreiber (1946) 2001 [165]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to 2013); Director, BXMT (formerly, Capital Trust, Inc.), a real estate investment company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present)

Mark R. Tercek (1957) 2009 [165]	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [165]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [111]

Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Anna M. Dopkin, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President

Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Jason B. Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,283,000 and $1,691,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 13, 2015